GOLDMAN SACHS TRUST

Goldman Sachs Retirement Strategies Portfolios

Class A, Institutional, Class IR and Class R Shares of

Goldman Sachs Retirement Strategy 2010 Portfolio

Goldman Sachs Retirement Strategy 2015 Portfolio

Goldman Sachs Retirement Strategy 2020 Portfolio

Goldman Sachs Retirement Strategy 2030 Portfolio

Goldman Sachs Retirement Strategy 2040 Portfolio

Goldman Sachs Retirement Strategy 2050 Portfolio

(the “Portfolios”)

Supplement dated July 2, 2012 to the

Prospectus (“Prospectus”) and Summary Prospectuses dated December 29, 2011

On June 28, 2012, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to close each of the Portfolios to new investment by current or prospective investors, subject to certain exceptions. Currently it is the intention of Goldman Sachs Asset Management, L.P., the Portfolios’ Investment Adviser, to recommend to the Board that the Portfolios be liquidated later this year. Shares of each Portfolio will no longer be available for purchase as of the close of business on July 27, 2012, except that Retirement Plans (as defined in the Prospectus) that offer shares of a Portfolio as an investment option as of that time and participants within such Retirement Plans may continue to purchase shares of that Portfolio. Additionally, to the extent there are any dividend or distribution payments made after that time, they will continue to be paid either in cash or in additional shares of the applicable Portfolio, depending on each shareholder’s current election, as discussed in the Prospectus.

The following is added to each Portfolio’s Summary section in the Prospectus and each Portfolio’s Summary Prospectus, in each case under “Buying and Selling Portfolio Shares” as a new final paragraph:

Effective as of the close of business on July 27, 2012, the Portfolio is generally closed to new investment by current or prospective investors, although Retirement Plans (as defined in the Prospectus) that offer shares of the Portfolio as an investment option as of that time and participants within such Retirement Plans may continue to purchase shares of the Portfolio. For more information, see “What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Prospectus.

The following is inserted as the first paragraph in the “Shareholder Guide—What Else Should I Know About Share Purchases?” section of the Prospectus:

Effective as of the close of business on July 27, 2012, each Portfolio is generally closed to new investment by current or prospective investors, except that Retirement Plans that offer shares of a Portfolio as an investment option as of that time and participants within such Retirement Plans may continue to purchase shares of that Portfolio. Additionally, to the extent there are any dividend or distribution payments made after that time, they will continue to be paid either in cash or in additional shares of the applicable Portfolio, depending on each shareholder’s current election, as discussed herein. The Trust and Goldman Sachs reserve the right to further close or open each Portfolio to new investment, at a future date without prior notice.

This Supplement should be retained with your Prospectus for future reference.

RTMTPMSTK 07-12